                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JULY 1, 1999






                                    VIAD CORP
             (Exact name of registrant as specified in its charter)




        DELAWARE                         001-11015              36-1169950
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


1850 N. CENTRAL AVE., PHOENIX, ARIZONA                              85077
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (602) 207-4000

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

       On July 1, 1999, Viad Corp ("Viad") completed the previously announced sale of its airline catering business, conducted by Dobbs International Services, Inc. in the United States and by Dobbs International (U.K.) Limited in the United Kingdom (referred to collectively as "Dobbs"). Dobbs was sold in a stock transaction to SAirGroup for aggregate cash consideration of approximately $780 million. Effective April 1, 1998, Viad had previously sold its Aircraft Services International Group ("ASIG"), which conducted aircraft fueling and ground-handling operations. The sale of Dobbs completed the disposition of Viad's airline catering and services segment.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (b)      Pro forma financial information.

        The accompanying Pro Forma Consolidated Balance Sheet of Viad as of March 31, 1999 and Pro Forma Consolidated Statements of Income for the three months ended March 31, 1999 and for the year ended December 31, 1998, have been prepared to reflect the historical financial position and results of continuing operations as adjusted for reclassification of the airline catering and services businesses as discontinued operations. The historical results of operations of the airline catering and services businesses up to their respective dates of disposition and the gains on the sales of Dobbs and ASIG will be reported as discontinued operations in Viad's future financial statements.

        In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made.

        The Pro Forma Consolidated Balance Sheet has been prepared as if the Dobbs sale occurred on March 31, 1999, and the Pro Forma Consolidated Statements of Income have been prepared as if the sale of Dobbs occurred on the first day of the respective periods presented. The pro forma financial information, which includes adjustments to record the contemplated near-term use of the sale proceeds upon the disposition of Dobbs and to reflect the income statement effects associated with the investment of proceeds, the repayment of debt and the repurchase of common shares, is unaudited and is not necessarily indicative of the results that would have occurred if the transactions had been consummated as of March 31, 1999, or at the beginning of the respective periods presented. Actual use of the sale proceeds may differ from that shown in the accompanying pro forma financial information. Over the longer term, Viad expects that a substantial portion of the proceeds will be used to expand its core businesses through acquisitions.

        The first quarter is normally the slowest quarter of the year for Viad. Due to increased leisure travel during the summer and year-end holidays, Viad's airline catering and services operations generally experienced

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        peak activity at those times. Convention and event service companies generally experience increased activity during the first half of the year.

        The pro forma consolidated financial information should be read in conjunction with the accompanying Notes to Pro Forma Consolidated Financial Statements and the historical consolidated financial statements and related notes to consolidated financial statements of Viad Corp.

        (c)      Exhibits.

                 10 Stock Purchase Agreement by and among Viad Corp, Viad Services Companies Limited and SAirGroup.

                                    VIAD CORP
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1999


                                                                          Reclassify to
                                                                          Discontinued       Pro Forma
(000 omitted)                                           Historical        Operations         Adjustments             Pro Forma
---------------------------------------------------  ----------------  ---------------     ---------------        ---------------
ASSETS
Current assets:
    Cash and cash equivalents                               $ 31,183          $ 4,361 (a)       $ 780,000   (b)         $ 35,544
                                                                                                 (780,000)  (c)
    Receivables                                              135,193          (29,423)(a)         (30,000)  (b)           75,770
    Inventories                                               74,841           (9,799)(a)                                 65,042
    Short-term investments                                                                        135,000   (c)          135,000
    Deferred income taxes                                     37,398           (6,141)(a)                                 31,257
    Other current assets                                      49,750           (4,441)(a)                                 45,309
                                                     ----------------  ---------------     ---------------        ---------------
                                                             328,365          (45,443)            105,000                387,922
    Funds, agents' receivables and current
       maturities of investments restricted
       for payment service obligations,
       after eliminating $90,000 invested
       in Viad  commercial paper                             284,339                                                     284,339
                                                     ----------------  ---------------     ---------------        ---------------
    Total current assets                                     612,704          (45,443)            105,000                672,261
Investments restricted for payment service
    obligations                                            2,523,828                                                   2,523,828
Property and equipment                                       444,987         (181,791)(a)                                263,196
Other assets                                                 133,560           (3,275)(a)                                130,285
Other investments                                                                                 390,000   (c)          390,000
Investment in discontinued operations                                         387,196 (a)        (387,196)  (b)                0
Deferred income taxes                                         85,454           (5,291)(a)                                 80,163
Intangibles                                                  877,321         (262,556)(a)                                614,765
                                                     ----------------  ---------------     ---------------        ---------------
                                                         $ 4,677,854       $ (111,160)          $ 107,804            $ 4,674,498
                                                     ----------------  ---------------     ---------------        ---------------
                                                     ----------------  ---------------     ---------------        ---------------

LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                       $ 145,051        $ (31,329)(a)                              $ 113,722
    Accrued compensation                                      63,406          (24,013)(a)                                 39,393
    Other current liabilities                                190,278          (48,609)(a)       $ 180,000  (b)(c)        321,669
    Current portion of long-term debt                         32,876                                                      32,876
                                                     ----------------  ---------------     ---------------        ---------------
                                                             431,611         (103,951)            180,000                507,660
    Payment service obligations                            2,830,250                                                   2,830,250
                                                     ----------------  ---------------     ---------------        ---------------
    Total current liabilities                              3,261,861         (103,951)            180,000              3,337,910
Long-term debt                                               509,478                               20,000   (b)          429,478
                                                                                                 (100,000)  (c)
Pension and other benefits                                    81,530           (6,979)(a)                                 74,551
Other deferred items and insurance liabilities               161,941             (230)(a)                                161,711
Commitments and contingent liabilities
Minority interests                                             3,134                                                       3,134
$4.75 Redeemable preferred stock                               6,629                                                       6,629
Common stock and other equity                                653,281                              157,804   (b)          661,085
                                                                                                 (150,000)  (c)
                                                     ----------------  ---------------     ---------------        ---------------
                                                         $ 4,677,854       $ (111,160)          $ 107,804            $ 4,674,498
                                                     ----------------  ---------------     ---------------        ---------------
                                                     ----------------  ---------------     ---------------        ---------------


See notes to pro forma consolidated financial statements.

                                    VIAD CORP
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1998


                                                             Reclassify to
                                                             Discontinued       Historical          Pro Forma
(000 omitted, except per share data)       Historical         Operations         Restated          Adjustments        Pro Forma
----------------------------------------  --------------     --------------    --------------     --------------    --------------
Revenues                                     $2,542,135         $ (922,632)(a)    $1,619,503                          $1,619,503
Costs and expenses:
     Costs of sales and services              2,303,548           (849,396)(a)     1,454,152                           1,454,152
     Corporate activities, net                   21,913              2,294 (a)        24,207                              24,207
     Interest income                                                                                  $ (26,400)(c)      (26,400)
     Interest expense                            40,818             (6,862)(a)        33,956             (4,640)(c)       29,316
     Nonrecurring items:
        Gains on sales of businesses            (54,639)            21,155 (a)       (33,484)                            (33,484)
        Provision for payments previously
          received pursuant to
          patent infringement litigation         10,642                               10,642                              10,642
     Minority interests                           2,165                                2,165                               2,165
                                          --------------     --------------    --------------     --------------   --------------
                                              2,324,447           (832,809)        1,491,638            (31,040)       1,460,598
                                          --------------     --------------    --------------     --------------   --------------
Income before income taxes                      217,688            (89,823)          127,865             31,040          158,905
Income taxes                                     67,048            (36,527)(a)        30,521             11,671 (d)       42,192
                                          --------------     --------------    --------------     --------------   --------------
Income from continuing operations             $ 150,640 (1)      $ (53,296)         $ 97,344 (2)       $ 19,369        $ 116,713 (2)
                                          --------------     --------------    --------------     --------------   --------------
                                          --------------     --------------    --------------     --------------   --------------

Diluted income per common share
     from continuing operations                  $ 1.52 (1)                           $ 0.98 (2)                          $ 1.24 (2)
                                          --------------                       --------------                      --------------
                                          --------------                       --------------                      --------------

Average outstanding and potentially dilutive
     common shares                               98,367                               98,367             (5,000)(c)        93,367
                                          --------------                       --------------                      --------------
                                          --------------                       --------------                      --------------

Basic income per common share
     from continuing operations                  $ 1.58                               $ 1.02                               $ 1.29
                                          --------------                       --------------                      --------------
                                          --------------                       --------------                      --------------

Average outstanding common shares                94,382                               94,382             (5,000)(c)        89,382
                                          --------------                       --------------                      --------------
                                          --------------                       --------------                      --------------


(1) Excluding the gains on sales of businesses of $32,855,000 (after-tax), or $0.33 per diluted share, and the provision for payments previously received pursuant to patent litigation of $6,917,000 (after-tax), or $0.07 per diluted share, historical income from continuing operations was $124,702,000, or $1.26 per diluted share.
(2) Excluding the gains on sales of businesses not classified as discontinued operations of $19,654,000 (after-tax), or $0.20 per diluted share, and the provision for payments previously received pursuant to patent litigation of $6,917,000 (after-tax), or $0.07 per diluted share, historical restated income from continuing operations would be $84,607,000, or $0.85 per diluted share, and pro forma income from continuing operations would be $103,976,000, or $1.10 per diluted share.

See notes to pro forma consolidated financial statements.

                                    VIAD CORP
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          QUARTER ENDED MARCH 31, 1999


                                                           Reclassify to
                                                           Discontinued         Historical        Pro Forma
(000 omitted, except share data)           Historical       Operations           Restated        Adjustments          Pro Forma
-------------------------------------   ----------------  ---------------     ---------------   ---------------    ----------------
Revenues                                      $ 592,449       $ (217,389)(a)       $ 375,060                             $ 375,060
Costs and expenses:
      Costs of sales and services               549,164         (206,159)(a)         343,005                               343,005
      Corporate activities, net                   4,503              650 (a)           5,153                                 5,153
      Interest income                                                                                 $ (8,075)(c)          (8,075)
      Interest expense                            9,634           (1,484)(a)           8,150            (1,040)(c)           7,110
      Minority interests                            501                                  501                                   501
                                         ---------------  ---------------     ---------------   ---------------    ----------------
                                                563,802         (206,993)            356,809            (9,115)            347,694
                                         ---------------  ---------------     ---------------   ---------------    ----------------

Income before income taxes                       28,647          (10,396)             18,251             9,115              27,366
Income taxes                                      8,262           (4,861)(a)           3,401             3,427 (d)           6,828
                                         ---------------  ---------------     ---------------   ---------------    ----------------

Income from continuing operations              $ 20,385         $ (5,535)           $ 14,850           $ 5,688            $ 20,538
                                         ---------------  ---------------     ---------------   ---------------    ----------------
                                         ---------------  ---------------     ---------------   ---------------    ----------------

Diluted income per common share
      from continuing operations                 $ 0.20                               $ 0.15                                $ 0.22
                                         ---------------                      ---------------                      ----------------
                                         ---------------                      ---------------                      ----------------

Average outstanding and potentially
      dilutive common shares                     98,452                               98,452           (5,000) (c)          93,452
                                         ---------------                      ---------------                      ----------------
                                         ---------------                      ---------------                      ----------------

Basic income per common share
      from continuing operations                 $ 0.21                               $ 0.15                                $ 0.23
                                         ---------------                      ---------------                      ----------------
                                         ---------------                      ---------------                      ----------------

Average outstanding common shares                94,640                               94,640           (5,000) (c)          89,640
                                         ---------------                      ---------------                      ----------------
                                         ---------------                      ---------------                      ----------------


See notes to pro forma consolidated financial statements.

                                    VIAD CORP
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a) To reclassify the assets and liabilities of the airline catering and services segment as discontinued operations and to eliminate the operating accounts of such businesses from continuing operations.

(b) To record the sale of Dobbs, including the assumption of certain Dobbs liabilities by Viad and related estimated expense provisions.

(c) To record the contemplated use of the sale proceeds upon the disposition of Dobbs and to reflect the income statement effects associated with the investment of proceeds, the repayment of debt and the repurchase of 5,000,000 common shares at an assumed market price of $30.00 per share. Actual use of the sale proceeds may differ from that shown in the accompanying pro forma financial information.

(d) To record the income tax impact of the pro forma income statement adjustments.

                        *****************************

                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIAD CORP
                                            By: /s/ Ronald G. Nelson
                                            --------------------------
                                            Ronald G. Nelson
                                            Vice President-Finance & Treasurer
DATE:  July 9, 1999

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